Exhibit 10(a)

SIXTH AMENDMENT
TO
THE ENTERGY CORPORATION AND SUBSIDIARY COMPANIES
INTERCOMPANY INCOME TAX ALLOCATION AGREEMENT

This Sixth Amendment (the “Sixth Amendment”) to the Entergy Corporation and Subsidiary Companies Intercompany Income Tax Allocation Agreement (the “Tax Agreement”) is effective for all payments after September 30, 2010, related to any taxable year, and is made by Entergy Corporation (“ETR”) and each entity that is a member of the Entergy Corporation and Subsidiary Companies’ consolidated group, as defined in Treas. Reg. § 1.1502-1(h) (collectively, the “Entergy System”).

WITNESSETH:

WHEREAS, ETR and the other members of the Entergy System desire to amend the Tax Agreement, which was effective for taxable years 1987 and thereafter.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and undertakings contained in this Tax Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each member of the Entergy System does hereby covenant and agree as follows:

1.	DEFINITIONS. As used in this Sixth Amendment, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Automatic Inclusion Clause” shall mean the provision contained in the Fourth Amendment to the Tax Agreement that automatically makes new members of the Entergy System parties to the Tax Agreement.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Final Determination” shall mean the resolution of an issue for the taxable year in question by (A) the expiration of the applicable statute of limitations on assessments for the year, as extended by agreement, (B) a decision, judgment, decree or other order by a court of competent jurisdiction, which has become final and unappealable, or (C) a closing agreement or an accepted offer in compromise under § 7121 or 7122 of the Code.

“Non-Regulated Companies” shall mean the companies listed on Schedule 2, attached hereto, and all companies that become members in the future of the Entergy System that are parties to the Tax Agreement.

“Recalculated Federal Tax Allocation” shall mean the net positive or net negative federal tax allocation referenced in paragraph I of the Tax Agreement recalculated by treating all Uncertain Tax Positions of all Non-Regulated Companies for the applicable year as if such Uncertain Tax Positions were ETR’s items of income, deduction, exclusion, gain, loss, or credit rather than items of income, deduction, exclusion, gain, loss, or credit of the Non-Regulated Companies.

“Regulated Companies” shall mean the companies listed on Schedule 3, attached hereto.

“Tax Attributes” shall mean the unutilized net operating loss carryforward or carryback, unutilized minimum tax credit, foreign tax credit, other tax credit, and unutilized capital loss carryforward or carryback of a member of the Entergy System.

“Uncertain Tax Position” shall mean any member’s items of income, deduction, exclusion, gain, loss, or credit, for any taxable year, related to any of the following: (a) the adoption of certain accounting methods set forth in Schedule 1, (b) the application of such methods, (c) the application of Treas. Reg. § 1.1502-13(g) to intercompany power purchase agreements, (d) the inclusion of decommissioning liabilities in the consideration allocable under Code § 1060 with respect to acquisitions of nuclear power plants, and (e) the inclusion of decommissioning trust assets in the asset classes to which consideration is allocable under Code § 1060 with respect to acquisitions of nuclear power plants.  An item of income, deduction, exclusion, gain, loss, or credit ceases to be an Uncertain Tax Position upon a Final Determination with respect to such item.

2.
NON-REGULATED COMPANY PAYMENTS.  For purposes of calculating payments between ETR and each Non-Regulated Company under Paragraph I of the Tax Agreement, the Recalculated Federal Tax Allocation shall be used in lieu of the federal tax allocation that would have been used if this amendment had not been executed.  For the avoidance of doubt:  (a) in computing the Recalculated Federal Tax Allocation for the Non-Regulated Companies, all Uncertain Tax Positions of all Non-Regulated Companies for the applicable year are treated as if such Uncertain Tax Positions are ETR’s items of income, deduction, exclusion, gain, loss, or credit rather than items of income, deduction, exclusion, gain, loss, or credit of the Non-Regulated Companies, (b)  any Tax Attribute carried forward from a prior year will be recalculated by treating all Uncertain Tax Positions of all Non-Regulated Companies for the year in which such Tax Attribute arose as if such Uncertain Tax Positions were ETR’s Uncertain Tax Positions, and (c) nothing in this Sixth Amendment is intended to change the payments under Paragraph I of the Tax Agreement for a member of the Entergy System that is a Regulated Company.  Any Non-Regulated Company having a net positive Recalculated Federal Tax Allocation shall pay such amount to ETR, with either cash or a note with reasonable commercial terms, in accordance with Paragraph I of the Tax Agreement.  When a subsequent event, as described in paragraph 17 of the Tax Agreement, occurs, then any Non-Regulated Company having a net positive Recalculated Federal Tax Allocation shall pay, with either cash or a note with reasonable commercial terms, such amount, less any previous payments for such tax year, within 14 business days after ETR tenders demand for payment; provided, however, that the amount due under this clause can never be less than zero.

If a Non-Regulated Company is allocated a net negative Recalculated Federal Tax Allocation, such Non-Regulated Company shall not be entitled to any payment.  Additionally, if as a result of a subsequent event, a Non-Regulated Company is allocated a net positive Recalculated Federal Tax Allocation which is less than the previous net positive Recalculated Federal Tax Allocation for such tax year, then such Non-Regulated Company shall not be entitled to any payment.

3.
ALL NEW MEMBERS OF THE ENTERGY SYSTEM TREATED AS NON-REGULATED COMPANIES.  All new members to the Entergy System that become a party to the Tax Agreement as a result of the application of the Automatic Inclusion Clause will be treated as Non-Regulated Companies.

4.
CERTAIN COMPANIES NOT ELIGIBLE FOR INCLUSION UNDER THE AUTOMATIC INCLUSION CLAUSE.  The Automatic Inclusion Clause is hereby amended and restated to read as follows:  If at any time any member of the Entergy System acquires or creates one or more subsidiary corporations that are includible corporations of the Entergy Corporation and Subsidiary Companies’ consolidated group, the Entergy System agrees that such subsidiary or subsidiaries shall be subject to this Tax Agreement and all references to the creating or acquiring member herein shall thereafter be interpreted to refer to such member and its subsidiary or subsidiaries; provided, however, this provision shall not apply to any corporation or entity treated as a corporation under the Code that is in bankruptcy under Title 11 of the United States Code when it otherwise qualifies to become a member of the Entergy System.

5.	EFFECTIVE DATE. This Sixth Amendment shall be effective for all payments after September 30, 2010, related to any taxable year, until further amended or otherwise terminated.

6.	COUNTERPARTS. It is agreed that this Sixth Amendment may be executed in multiple counterparts.

IN WITNESS WHEREOF, each of the parties hereto has caused this Sixth Amendment to be duly executed by one of its duly authorized officers as of the 11th day of October, 2010.

ENTERGY CORPORATION

By:           /s/ Leo P. Denault
Leo P. Denault
Executive Vice President and Chief Financial Officer

ARKANSAS POWER & LIGHT COMPANY

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

EGS HOLDINGS, INC.

By:           /s/ Eddie Peebles
Eddie Peebles
President

ENTERGY ARKANSAS, INC.

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY GULF STATES LOUISIANA LLC

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY LOUISIANA HOLDINGS, INC.

By:           /s/ Andrew Marsh
Andrew Marsh
Vice President

ENTERGY LOUISIANA LLC

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY LOUISIANA PROPERTIES LLC

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY MISSISSIPPI, INC.

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY NEW NUCLEAR UTILITY DEVELOPMENT LLC

By:           /s/ Andrew Marsh
Andrew Marsh
Vice President

ENTERGY NEW ORLEANS, INC.

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY OPERATIONS, INC.

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY SERVICES, INC.

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY TEXAS, INC.

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

GSG&T, INC

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

GULF STATES UTILITIES COMPANY

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

JACKSON GAS LIGHT COMPANY

By:           /s/ Robert D. Sloan
Robert D. Sloan
President

MISSISSIPPI POWER & LIGHT COMPANY

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

NEW ORLEANS PUBLIC SERVICE, INC.

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

SYSTEM ENERGY RESOURCES, INC.

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

SYSTEM FUELS, INC.

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

THE LIGHT, HEAT AND WATER COMPANY OF JACKSON, MISSISSIPPI

By:           /s/ Robert D. Sloan
Robert D. Sloan
President

EAM NELSON HOLDING LLC

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

EN SERVICES II CORPORATION

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENEXUS ENERGY CORP

By:           /s/ Wanda C. Curry
Wanda C. Curry
Treasurer

ENTERGY ASSET MANAGEMENT, INC.

By:           /s/ Tom D. Reagan
Tom D. Reagan
President

ENTERGY ENTERPRISES, INC.

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY GLOBAL LLC

By:           /s/ Douglas Castleberry
Douglas Castleberry
President

ENTERGY GLOBAL POWER OPERATIONS CORPORATION

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY GLOBAL TRADING HOLDINGS, LTD

By:           /s/ Barrett Green
Barrett Green
President

ENTERGY HOLDINGS COMPANY LLC

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY INTERNATIONAL HOLDINGS, LTD

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY INVESTMENT HOLDING COMPANY, INC.

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY MISSISSIPPI TURBINE COMPANY

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY NUCLEAR FINANCE HOLDING, INC.

By:           /s/ Douglas Castleberry
Douglas Castleberry
Vice President

ENTERGY NUCLEAR FINANCE LLC

By:           /s/ Samuel Agyeman-Yeboah
Samuel Agyeman-Yeboah
President

ENTERGY NUCLEAR FUELS COMPANY

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY NUCLEAR GENERATION COMPANY

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY NUCLEAR HOLDING COMPANY

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY NUCLEAR HOLDING COMPANY #1

By:           s/ Samuel Agyeman-Yeboah
Samuel Agyeman-Yeboah
Vice President

ENTERGY NUCLEAR HOLDING COMPANY #2

By:           /s/ Eddie Peebles
Eddie Peebles
Vice President

ENTERGY NUCLEAR HOLDING COMPANY #3

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY NUCLEAR INDIAN POINT 1&2 INVESTMENT LLC

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY NUCLEAR MIDWEST INVESTMENT COMPANY LLC

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY NUCLEAR NEW YORK INVESTMENT COMPANY I

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY NUCLEAR OPERATIONS, INC.

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY NUCLEAR PFS COMPANY

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY NUCLEAR POTOMAC COMPANY

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY NUCLEAR POWER MARKETING LLC

By:           /s/ Barrett Green
Barrett Green
President

ENTERGY NUCLEAR TEXAS HOLDING, INC.

By:           /s/ James Striedel
James Striedel
Vice President

ENTERGY NUCLEAR VERMONT INVESTMENT COMPANY LLC

By:           /s/ Joseph A. Aluise
Joseph A. Aluise
Vice President and Secretary

ENTERGY NUCLEAR, INC.

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY POWER & LIGHT COMPANY

By:           /s/ Robert D. Sloan
Robert D. Sloan
President

ENTERGY POWER E&C HOLDINGS LLC

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY POWER GAS HOLDINGS CORPORATION

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY POWER HOLDINGS, INC.

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY POWER OPERATIONS U.S., INC.

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY RESOURCES, INC.

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY RETAIL HOLDING COMPANY

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY SOLUTIONS DISTRICT ENERGY LTD, LLC

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY TECHNOLOGY COMPANY

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY TECHNOLOGY HOLDING COMPANY

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

EP EDEGEL, INC.

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

EWO MARKETING, INC.

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

NUCLEAR SERVICES COMPANY LLC

By:           /s/ John T. Herron
John T. Herron
President

TLG SERVICES, INC.

By:           /s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

Schedule 1

Decommissioning in cost of goods sold under Code § 263A
Mark-to-Market under Code § 475
Industry Director Directive Number 5 under Code § 263A
Units of Property under Code § 263
Repairs under Code §§ 162 and 263
Activity Based Costing under Code § 263A

Schedule 2

Non-Regulated Companies:
EAM Nelson Holding LLC
EN Services II Corporation
Enexus Energy Corp
Entergy Asset Management, Inc.
Entergy Enterprises, Inc.
Entergy Global LLC
Entergy Global Power Operations Corporation
Entergy Global Trading Holdings, LTD
Entergy Holdings Company LLC
Entergy International Holdings LTD
Entergy Investment Holding Company, Inc.
Entergy Mississippi Turbine Company
Entergy Nuclear Finance Holding, Inc.
Entergy Nuclear Finance LLC
Entergy Nuclear Fuels Company
Entergy Nuclear Generation Company
Entergy Nuclear Holding Company
Entergy Nuclear Holding Company #1
Entergy Nuclear Holding Company #2
Entergy Nuclear Holding Company #3
Entergy Nuclear Indian Point 1&2 Investments LLC
Entergy Nuclear Midwest Investment Company, LLC
Entergy Nuclear New York Investment Company I
Entergy Nuclear Operations, Inc.
Entergy Nuclear PFS Company
Entergy Nuclear Potomac Company
Entergy Nuclear Power Marketing LLC
Entergy Nuclear Texas Holding, Inc.
Entergy Nuclear Vermont Investment Company LLC
Entergy Nuclear, Inc.
Entergy Power & Light Company
Entergy Power E&C Holdings LLC
Entergy Power Gas Holdings Corporation
Entergy Power Holdings, Inc.
Entergy Power Operations U.S., Inc.
Entergy Resources Inc.
Entergy Retail Holding Company
Entergy Solutions District Energy Ltd, LLC
Entergy Technology Company
Entergy Technology Holding Company
EP Edegel, Inc.
EWO Marketing Inc.
Nuclear Services Company LLC
TLG Services, Inc.

Schedule 3

Regulated Companies:

Arkansas Power & Light Company
EGS Holdings Inc.
Entergy Arkansas, Inc.
Entergy Gulf States Louisiana L.L.C.
Entergy Louisiana Holdings, Inc
Entergy Louisiana LLC
Entergy Louisiana Properties LLC
Entergy Mississippi, Inc.
Entergy New Nuclear Utility Development LLC
Entergy New Orleans, Inc.
Entergy Operations, Inc.
Entergy Services, Inc.
Entergy Texas, Inc.
GSG&T, Inc.
Gulf States Utilities Company
Jackson Gas Light Company
Mississippi Power & Light Company
New Orleans Public Service Inc.
System Energy Resources, Inc.
System Fuels, Inc.
The Light, Heat and Water Company of Jackson, Mississippi